Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of SQ Service Quality Ltd. [Member]
Dec. 31, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 84
Other long-term assets	63
Intangible assets	431
Deferred taxes	(99)
Other long-term liabilities	(3)
Redeemable non-controlling interests	(555)
Goodwill	901
Total assets acquired net of acquired cash	$ 822